Note 1 - Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
Basis of Presentation and Significant Accounting Policies [Text Block]

(1)   Summary of Significant Accounting Policies

General Description and Principles of Consolidation

ION Geophysical Corporation and its subsidiaries offer a full suite of services and products for seismic data acquisition and processing. The Company’s offerings are focused on improving subsurface knowledge to enhance E&P decision-making and enhancing situational awareness to optimize offshore operations. The consolidated financial statements include the accounts of ION Geophysical Corporation and its majority-owned subsidiaries (collectively referred to as the “Company” or “ION”). Intercompany balances and transactions have been eliminated.

Certain reclassifications were made to previously reported amounts in the consolidated financial statements and notes thereto particularly the presentation of revenue by geographic area to make them consistent with the current period presentation.

Going Concern

As of December 31, 2020, the Company had outstanding $120.6 million aggregate principal amount of its 9.125% Senior Secured Second Priority Notes (the “Existing Second Lien Notes”) which mature on December 15, 2021. The Existing Second Lien Notes, which are classified as a current liability, raise substantial doubt about the Company’s ability to continue as a going concern within the next twelve months. If the Company is unable to repay, refinance or restructure its Existing Second Lien Notes, which could result in the acceleration of the maturity of the outstanding balance on the Company’s Credit Facility, the Company’s assets may not be sufficient to repay in full the amounts owed to holders of its Existing Second Lien Notes or to lenders under its Credit Facility. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“ GAAP”) on a going concern basis of accounting, which contemplate continuity of operations, realization of assets and satisfaction of liabilities and commitments in the normal course of business. Accordingly, the consolidated financial statements exclude certain adjustments that might result if the Company is unable to continue as a going concern.

Existing Second Lien Notes Restructuring

To address the upcoming maturity of the $120.6 million aggregate principal amount of the Company’s 9.125% Senior Secured Second Priority Notes due 2021 (the “Existing Second Lien Notes”) and to provide a mechanism to reduce its financial leverage in the future, the Company executed a Restructuring Support Agreement (the “Restructuring Support Agreement”) with holders of the Existing Second Lien Notes representing approximately 92% aggregate principal amount outstanding under our Existing Second Lien Notes (the “Supporting Noteholders”), pursuant to which the Company committed to use its reasonable efforts to effect the following transactions (collectively, the “Restructuring Transactions”):

(i)    an offer to exchange (the “Exchange Offer”) all outstanding Existing Second Lien Notes, with each $1,000 principal amount of such Notes tendered exchanged for (a) $150 in cash, (b) $850 of New Second Lien Notes (as defined below), subject to certain rights to instead deliver or receive common stock and (c) $35, at the Company’s option, either in (I) cash, (II) common stock at $2.57 per share (the “Deal Price”), or (III) New Second Lien Notes (collectively, the “Exchange Consideration”), plus payment of all accrued and unpaid interest; and

(ii)   the granting of the right to all holders of the Company’s common stock to participate in a rights offering (the “Rights Offering”) to subscribe for a pro rata share (with over-subscription rights) of up to $50.0 million of New Second Lien Notes issued at par, or common stock issued at the Deal Price.

In connection with the Rights Offering, the Company intends to enter into backstop agreements (the “Backstop Agreements” with one or more parties (the “Backstop Providers”) pursuant to which the Backstop Providers agree to purchase New Second Lien Notes at par or shares of Common Stock at the Deal Price (the “Backstop Commitment”).

The “New Second Lien Notes” will accrue interest at the rate of 8.0% per annum, mature on December 15, 2025, be secured on a second-priority basis, subject to liens securing the Company’s obligations under its existing credit agreement, and unconditionally guaranteed by certain of the Company’s subsidiaries. Holders of the New Second Lien Notes may convert all or any portion of their notes at their option at any time prior to the maturity date. The conversion price of the New Second Lien Notes shall be a 25% premium to the Deal Price but shall be no lower than $1.80 per share and no higher than $3.00 per share. The Company will have the right, on or after the 18 month anniversary of the issue date, to convert all or part of the outstanding New Second Lien Notes if its common stock has a 20 trading day VWAP of at least 175% of the conversion price then in effect which would currently equal to $5.25 per share. Holders of the New Second Lien Notes will also be entitled to certain voting rights and the right to designate two independent directors to the Company’s Board of Directors.

If the Restructuring Transactions are consummated, the Company could issue up to $151.7 million aggregate principal amount of New Second Lien Notes, which could be converted into 50.6 million shares of common stock, representing approximately 77.1% of the total shares of common stock outstanding following the Restructuring Transactions. This excludes the shares of common stock subject to issuance pursuant to the Company’s Long-term Incentive Plan. The actual number of shares of common stock that could be issued as a result of the Restructuring Transactions may be different than the amount indicated, however, due to, among other things, the participation levels in both the Exchange Offer and the Rights Offering and the ability of the Company, any noteholders participating in the Exchange Offer, and any participants in the Rights Offering to elect to deliver or receive cash in certain circumstances. The Company anticipates the completion of the Restructuring Transactions by the end of March 2021.

The Company also entered into a restructuring support agreement with PNC Bank, National Association (“PNC”), the lender of its Credit Facility, (the “PNC Restructuring Support Agreement”) that will allow the Company, among others, to consummate and implement the Restructuring Transactions and waive any going concern event of default that would otherwise occur under the Company’s Credit Facility.

The Restructuring Transactions are also subject to stockholder approval to be voted at a special meeting of stockholders scheduled for February 23, 2021 (the “Special Meeting”).

While the Company believes it will be successful in obtaining stockholders’ approval and executing the Restructuring Transactions, there can be no assurances regarding the ultimate success, timing or extent of any such funding, which are dependent upon a variety of factors, many of which are outside of the Company’s control. In addition, no assurance can be given that any funding from the Restructuring Transaction, if approved by stockholders and obtained at all, will be adequate to fulfill the Company’s obligations and operate its business. Consequently, the Company may be required to obtain additional funding whether through private or public equity transactions, debt financing or other capital sources. The Company may not be able to take such actions, if necessary, on commercially reasonable terms or at all. If additional funding cannot be obtained on a timely basis and on satisfactory terms, it will have an adverse effect on the Company’s business, financial condition and results of operations.

COVID-19 Business Impact and Response

The COVID-19 pandemic caused the global economy to enter a recessionary period, which may be prolonged and severe. During 2020, the exploration and production (“E&P”) industry faced the dual impact of demand deterioration from COVID-19 and market oversupply from increased production, which caused oil and natural gas prices to decline significantly for most of the year. Brent crude oil prices, which are most relevant to ION’s internationally focused business, dropped 66% during the first quarter from $66 on January 1, 2020 to $23 on March 31, 2020. By the end of the second quarter, Brent crude oil prices rebounded to $41 per barrel, benefiting from increased global demand as pandemic restrictions started to ease and decreased production. Brent crude oil prices have remained relatively stable through the end of the year, increasing slightly during fourth quarter to end the year at $51 per barrel. Brent crude oil prices further increased to approximately $60 per barrel at the beginning of February 2021, which is consistent with prices a year ago.

In an effort to stabilize oil prices by limiting supply, OPEC and other oil producing allies agreed to substantial production cuts throughout 2020 that were extended through March 2021.

While commodity prices can be volatile, the sharp decline throughout 2020 triggered E&P companies to reduce budgets by approximately 25%. Exploration offerings and data purchases are often discretionary and, therefore, receive disproportionately higher reductions than overall budget cuts. Consequently, there has been a material slowdown in offshore seismic spending since the second quarter of 2020, and while the Company is seeing signs that could improve, the Company expects the market to remain challenging in 2021. However, the challenging market also serves as a catalyst to drive necessary cost restructuring and digital transformation of the E&P ecosystem.

The Company expects continued portfolio rationalization and high grading as E&P companies seek to find the best return on investment opportunities to meet oil and gas demand in the next decade. Near-term, due to the impact of the COVID-19, project high grading will likely be more acute due to budget reductions. Over the last several years, the Company had strategically shifted its portfolio closer to the reservoir, where revenue tends to be higher and more consistent. New Venture data acquisition offshore and Software and related personnel-based offshore services are expected to continue to be most impacted by COVID-19 travel restrictions. While offshore operations have been temporarily impacted by travel restrictions, the Company believes the demand for digitalization technologies will remain strong. In some cases, ION technology is expected to be more relevant and valuable in the current environment. For instance, the Company expects offerings that facilitate remote working to see increased demand.

While 2020 revenues came in lower than the prior year due to the repercussions of the oil price volatility in early 2020 and the ongoing uncertainty from the COVID-19 pandemic, the Company made progress executing its strategy. The Company continues to work closely with its clients to understand revised plans and to scale its business appropriately. The Company partially mitigated the impact of the current macroeconomic environment by fully benefiting from the structural changes and associated cost reductions that were outlined in the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2020. To further mitigate the impact of COVID-19 and oil price volatility, management implemented a plan to preserve cash and manage liquidity as follows:

●     Scaled down personnel costs and operating expenses in April 2020 by another $18.0 million during the remaining nine months of 2020, building on the over $20.0 million of cuts made in January 2020. These further reductions are primarily through a variety of furlough programs and reduced compensation arrangements across the Company’s worldwide workforce. The Company executives have taken a 20% base salary reduction and a tiered reduction scheme has been cascaded to the rest of the worldwide workforce. The Company’s Board of Directors have taken a 20% reduction in directors’ fees. In addition, the Company has curtailed use of external contractors, decreased travel and event costs and implemented new systems and processes that more efficiently support its business.

●     Reduced capital expenditures to approximately $28.0 million (a portion of which were pre-funded or underwritten by the customers), down from the original budget of $35.0 million to $50.0 million, to reflect both reduced seismic demand and travel/border restrictions impacting new data acquisition offshore. This provides flexibility to aggressively reduce cash outflows while shifting to significantly lower cost reimaging programs.

●     Applied for and continue to explore various government assistance programs, of which approximately $6.9 million was received and applied against qualifying expenditures during the second quarter. Receipt of this assistance allowed the Company to avoid further staff reductions while supporting its ongoing operations.

●     Re-negotiated existing lease agreements for its significant locations to obtain rent relief of approximately $4.0 million. The majority of the cash savings from the rent relief benefit the Company from July 2020 to March 2021. See Footnote 14 “Lease Obligations” for further details.

●     Announced the sale of its 49% ownership interest in INOVA Geophysical Equipment Limited for $12.0 million, subject to regulatory approvals and other closing conditions. Closing of the transaction is expected in 2021.

●     Entered into a settlement agreement with WesternGeco ending the decade-long patent litigation. See Footnote 9 “Litigations” for further details.

Use of Estimates

The preparation of consolidated financial statements in conformity GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are made at discrete points in time based on relevant market information. These estimates may be subjective in nature and involve uncertainties and matters of judgment and, therefore, cannot be determined with precision. Areas involving significant estimates include, but are not limited to, collectability of accounts and unbilled receivables, inventory valuation reserves, sales forecasts related to multi-client data library, impairment of property, plant and equipment and goodwill and deferred taxes. Actual results could materially differ from those estimates.

Foreign Currency Transactions

Assets and liabilities of the Company’s subsidiaries operating outside the United States that have a functional currency other than the U.S. dollar have been translated to U.S. dollars using the exchange rate in effect at the balance sheet date. Results of foreign operations have been translated using the average exchange rate during the periods of operation. Resulting translation adjustments have been recorded as a component of accumulated other comprehensive loss. The foreign currency transaction losses are primarily due to the currency rate fluctuations between the U.S. dollar and the Brazilian real related to the Company’s operations in Brazil. Foreign currency transaction gains and losses, as they occur, are included in “Other income (expense), net” on the consolidated statements of operations. Total foreign currency transaction losses were $1.6 million, $1.3 million and $0.4 million for 2020, 2019 and 2018, respectively.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company places its temporary cash investments with high credit quality financial institutions. At times such investments may be in excess of the Federal Deposit Insurance Corporation insurance limit. At December 31, 2020 and 2019, there was $2.3 million and $0.1 million, respectively, of long-term and short-term restricted cash used to secure standby and commercial letters of credit, which are included within “Other assets” and “Prepaid expenses and other current assets” in the consolidated balance sheets.

Accounts and Unbilled Receivables

Accounts and unbilled receivables are recorded at cost, less the related allowance for doubtful accounts. The Company considers current information and events regarding the customers’ ability to repay their obligations, such as the length of time the receivable balance is outstanding, the customers’ credit worthiness and historical experience. Unbilled receivables relate to revenues recognized on multi-client surveys, imaging and reservoir services and devices equipment repairs on a proportionate basis, and on licensing of multi-client data library for which invoices have not yet been presented to the customer.

Inventories

Inventories are stated at the lower of cost (primarily first-in, first-out method) or net realizable value. The Company provides reserves for estimated obsolescence or excess inventory equal to the difference between cost of inventory and its estimated net realizable value based upon assumptions about future demand for the Company’s products, market conditions and the risk of obsolescence driven by new product introductions.

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation expense is provided straight-line over the following estimated useful lives:

Years
Machinery and equipment	3 – 7
Buildings	5 – 25
Seismic rental equipment	3 – 5
Leased equipment and other	3 – 10

Expenditures for major renewals and betterment, that increase the value or extend the economic useful life of the asset, are capitalized and depreciated. Repairs and maintenance are charged to expense as incurred. The cost and accumulated depreciation of assets sold or otherwise disposed of are removed from the accounts and any gain or loss is reflected in “Other income (expense), net” in the consolidated statements of operations.

Long-lived Asset Impairment

The Company evaluates the recoverability of long-lived assets, including property, plant and equipment, when indicators of impairment exist, relying on a number of factors including operating results, business plans, economic projections and anticipated future cash flows. Impairment is recognized whenever anticipated future undiscounted cash flows the assets are expected to generate are estimated to be less than its carrying value. The amount of the impairment recognized is the difference between the carrying value of the asset and its fair value. No indicators of impairment were noted for 2020 and 2019 as such no impairment charge was recognized. For 2018, the Company identified an indicator of impairment as it relates to its cable-based ocean bottom acquisition technologies and recognized an impairment charge of $36.6 million.

Multi-Client Data Library

The multi-client data library consists of seismic surveys that are offered for licensing to customers on a non-exclusive basis. The capitalized costs include costs paid to third parties for the acquisition of data and related activities associated with the data creation activity and direct internal processing costs, such as salaries, benefits, computer-related expenses and other costs incurred for seismic data project design and management. For 2020, 2019 and 2018, the Company capitalized, as part of its multi-client data library, $6.7 million, $9.3million and $11.9 million, respectively, of direct internal processing costs.

The Company’s method of amortizing the costs of an in-process multi-client data library (the period during which the seismic data is being acquired and/or processed, referred to as the New Venture phase) consists of determining the percentage of actual revenue recognized to the total estimated revenues (which includes both revenues estimated to be realized during the New Venture phase and estimated revenues from the licensing of the resulting on-the-shelf data survey) and multiplying that percentage by the total cost of the project (the sales forecast method). The Company considers a multi-client data survey to be complete when all work on the creation of the seismic data is finished and that data survey is available for licensing. Once a multi-client data survey is complete, the data survey is considered on-the-shelf and the Company’s method of amortization is then the greater of (i) the sales forecast method or (ii) the straight-line basis over a four-year period, applied on a cumulative basis at the individual survey level. Under this policy, the Company first records amortization using the sales forecast method. The cumulative amortization recorded for each survey is then compared with the cumulative straight-line amortization. The four-year period utilized in this cumulative comparison commences when the data survey is determined to be complete. If the cumulative straight-line amortization is higher for any specific survey, additional amortization expense is recorded, resulting in accumulated amortization being equal to the cumulative straight-line amortization for such survey. The Company has determined the amortization period of four years based upon its historical experience indicating that the majority of its revenues from multi-client surveys are derived during the acquisition and processing phases and during four years subsequent to survey completion.

The Company estimates the ultimate revenue expected to be derived from a particular seismic data survey over its estimated useful economic life to determine the costs to amortize, if greater than straight-line amortization. That estimate is made by the Company at the project’s initiation. For a completed multi-client survey, the Company reviews the estimate quarterly. If during any such review, the Company determines that the ultimate revenue for a survey is expected to be materially more or less than the original estimate of ultimate revenue for such survey, the Company decreases or increases (as the case may be) the amortization rate attributable to the future revenue from such survey. In addition, in connection with such reviews, the Company evaluates the recoverability of the multi-client data library, and, if required, records an impairment charge with respect to such data. For 2020 and 2019, the Company wrote down its multi-client data library by $1.2 million and $9.1 million, respectively, for programs with capitalized costs exceeding the remaining sales forecast.

Goodwill

Goodwill represents the excess of costs over the fair value of the net assets acquired in connection with a business combination. Goodwill is allocated to reporting units, which are either the operating segment or one reporting level below the operating segment, which includes E&P Technology & Services, Optimization Software & Services and Devices. Goodwill is not amortized, but rather tested and assessed for impairment at least annually on December 31, or more frequently, if facts and circumstances indicate that the carrying amount may exceed fair value. The Company begins with a qualitative assessment by evaluating relevant events or circumstances to determine whether it is more likely than not that the fair value of a reporting unit exceeds its carrying amount. If the Company determined that it is more likely than not that a reporting unit’s carrying value exceeds its fair value, an impairment loss shall be recognized in an amount equal to that excess. To determine the fair value of these reporting units, the Company uses a discounted cash flow model, which includes a variety of level 3 inputs, as defined in Footnote 15 “Fair Value of Financial Instruments.” The key inputs for the model include the operational three-year forecast for the Company and the then-current market discount factor. Additionally, the Company compares the sum of the estimated fair values of the individual reporting units less consolidated debt to the Company’s overall market capitalization as reflected by the Company’s stock price. As a result of the Company’s quantitative assessment using a discounted cash flow analysis, the Company recorded an impairment charge of $4.2 million for the year ended December 31, 2020 related to its Optimization Software & Services reporting unit, which is included within the Operations Optimization segment. No impairment charge was recognized for the E&P Technology Services reporting unit for the year ended December 31, 2020. See further discussion below at Footnote 11 “Goodwill.”

Equity Method Investment

The Company determined that INOVA Geophysical Equipment Limited (“INOVA Geophysical” or “INOVA”) is a variable interest entity because the Company’s voting rights with respect to INOVA Geophysical are not proportionate to its ownership interest and substantially all of INOVA Geophysical’s activities are conducted on behalf of the Company and BGP Inc. (“BGP”), a subsidiary of China National Petroleum Corporation and a related party to the Company. The Company is not the primary beneficiary of INOVA Geophysical because it does not have the power to direct the activities of INOVA Geophysical that most significantly impact its economic performance. Accordingly, the Company does not consolidate INOVA Geophysical, but instead accounts for INOVA Geophysical using the equity method of accounting. Under this method, an investment is carried at the acquisition cost, plus the Company’s equity in undistributed earnings or losses since acquisition, less distributions received.

In 2014, the Company fully impaired its investment in INOVA reducing its equity investment in INOVA and its share of INOVA’s accumulated other comprehensive loss, both to zero. At December 31, 2020, the carrying value of this investment remains zero. The Company no longer records its equity in losses or earnings and has no obligation, implicit or explicit, to fund any expenses of INOVA Geophysical.

In March 2020, the Company announced an agreement to sell the Company’s 49% ownership interest in INOVA joint venture for $12.0 million, subject to regulatory approvals and other closing conditions. Closing of the transaction is expected in 2021.

Noncontrolling Interests

The Company has non-redeemable noncontrolling interests. Non-redeemable noncontrolling interests in majority-owned affiliates are reported as a separate component of equity in “Noncontrolling interests” in the consolidated balance sheets. Net income attributable to noncontrolling interests is stated separately in the consolidated statements of operations. The activity for this noncontrolling interest relates to proprietary processing projects in Brazil.

Revenue From Contracts With Customers

The Company derives revenue from the sale or license of (i) multi-client and proprietary data, imaging and reservoir services within its E&P Technology & Services segment; (ii) sale, license and repair of seismic data acquisition systems and other equipment; and (iii) sale or license of seismic command and control software systems and software solutions for operations management within its Operations Optimization segment. All E&P Technology & Services’ revenues and the services component of Optimization Software & Services’ revenues under Operations Optimization segment are classified as services revenues. All other revenues are classified as product revenues.

The Company uses a five-step model to determine proper revenue recognition from customer contracts. Revenue is recognized when (i) a contract is approved by all parties; (ii) the goods or services promised in the contract are identified; (iii) the consideration the Company expects to receive in exchange for the goods or services promised is determined; (iv) the consideration is allocated to the goods and services in the contract; and (v) control of the promised goods or services is transferred to the customer. The Company does not disclose the value of contractual future performance obligations such as backlog with an original expected length of one year or less. See further discussion below at Footnote 4 “Revenue from Contracts with Customers.”

Research, Development and Engineering

Research, development and engineering costs primarily relate to activities that are designed to improve the quality of the subsurface image and overall acquisition economics of the Company’s customers. The costs associated with these activities are expensed as incurred. These costs include prototype material and field testing expenses, along with the related salaries and stock-based compensation, facility costs, consulting fees, tools and equipment usage and other miscellaneous expenses associated with these activities.

Stock-Based Compensation

The Company issues stock-based payment awards to employees and directors, including employee stock options, restricted stock units, restricted stocks and stock appreciation rights. The Company estimates the value of stock-based payment awards on the date of grant using an option pricing model such as Black-Scholes or Monte Carlo simulation. The determination of the fair value of stock-based payment awards is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, expected stock price volatility over the term of the awards, actual and projected stock-based instrument exercise behaviors, risk-free interest rate and expected dividends. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The Company recognizes stock-based compensation expense on the straight-line basis over the requisite service period of each award that are ultimately expected to vest.

Income Taxes

Income taxes are accounted for under the liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, including operating loss and tax credit carryforwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply in the years in which those temporary differences are expected to be recovered or settled. The Company records a valuation allowance when it is more likely than not that all or a portion of deferred tax assets will not be realized (see Footnote 8 “Income Taxes”). The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.